Exhibit 32

                            Certification Pursuant to
                       18 U.S.C. Section 1350, as Adopted
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


      Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Medialink Worldwide Incorporated (the "Company"), hereby certify to such officers' knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2005


                                           /s/ Laurence Moskowitz
                                           ----------------------
                                           Name:  Laurence Moskowitz
                                           Title: Chief Executive Officer


                                           /s/ Kenneth Torosian
                                           --------------------
                                           Name:  Kenneth Torosian
                                           Title: Chief Financial Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.